EXHIBIT 99.2
EXXON MOBIL CORPORATION

1Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	1Q12	4Q11	3Q11	2Q11	1Q11
Upstream
United States	1,010	1,184	1,184	1,449	1,279
Non-U.S.	6,792	7,645	7,210	7,092	7,396
Total	7,802	8,829	8,394	8,541	8,675
Downstream
United States	603	30	810	734	694
Non-U.S.	983	395	769	622	405
Total	1,586	425	1,579	1,356	1,099
Chemical
United States	433	383	538	625	669
Non-U.S.	268	160	465	696	847
Total	701	543	1,003	1,321	1,516

Corporate and financing	(639)	(397)	(646)	(538)	(640)
Net income attributable to ExxonMobil (U.S. GAAP)	9,450	9,400	10,330	10,680	10,650
Earnings per common share (U.S. GAAP)	2.00	1.97	2.13	2.19	2.14
Earnings per common share
- assuming dilution (U.S. GAAP)	2.00	1.97	2.13	2.18	2.14

Special Items, $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	0	0	0	0	0

Earnings Excluding Special Items, $M
Upstream
United States	1,010	1,184	1,184	1,449	1,279
Non-U.S.	6,792	7,645	7,210	7,092	7,396
Total	7,802	8,829	8,394	8,541	8,675
Downstream
United States	603	30	810	734	694
Non-U.S.	983	395	769	622	405
Total	1,586	425	1,579	1,356	1,099
Chemical
United States	433	383	538	625	669
Non-U.S.	268	160	465	696	847
Total	701	543	1,003	1,321	1,516

Corporate and financing	(639)	(397)	(646)	(538)	(640)
Corporate total	9,450	9,400	10,330	10,680	10,650
EPS excluding Special Items - assuming dilution	2.00	1.97	2.13	2.18	2.14

EXXON MOBIL CORPORATION

1Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Supplemental Information (continued)

Net production of crude oil and	1Q12	4Q11	3Q11	2Q11	1Q11
natural gas liquids, kbd
United States	426	432	405	429	428
Canada/South America	248	247	256	240	262
Europe	228	257	247	273	306
Africa	464	468	481	522	561
Asia	802	800	806	834	792
Australia/Oceania	46	46	54	53	50
Total liquids production	2,214	2,250	2,249	2,351	2,399

Natural gas production available for sale, mcfd
United States	3,932	4,005	3,917	3,842	3,904
Canada/South America	377	400	381	397	468
Europe	4,447	3,866	2,471	2,694	4,783
Africa	12	8	5	8	6
Asia	5,011	5,103	5,036	4,961	5,089
Australia/Oceania	257	295	387	365	275
Total natural gas production available for sale	14,036	13,677	12,197	12,267	14,525

Total worldwide liquids and gas production, koebd	4,553	4,530	4,282	4,396	4,820

Refinery throughput, kbd
United States	1,825	1,839	1,743	1,783	1,771
Canada	438	433	436	397	452
Europe	1,481	1,526	1,535	1,602	1,446
Asia Pacific	1,296	1,157	1,231	1,109	1,223
Other Non-U.S.	290	295	287	302	288
Total refinery throughput	5,330	5,250	5,232	5,193	5,180

Petroleum product sales, kbd
United States	2,473	2,579	2,577	2,488	2,475
Canada	423	463	469	441	447
Europe	1,564	1,592	1,623	1,634	1,533
Asia Pacific	1,232	1,221	1,237	1,140	1,218
Other Non-U.S.	624	638	652	628	594
Total petroleum product sales	6,316	6,493	6,558	6,331	6,267

Gasolines, naphthas	2,522	2,626	2,568	2,498	2,470
Heating oils, kerosene, diesel	2,096	2,080	2,013	1,949	2,034
Aviation fuels	458	492	532	481	464
Heavy fuels	505	568	628	601	555
Specialty products	735	727	817	802	744
Total petroleum product sales	6,316	6,493	6,558	6,331	6,267

Chemical prime product sales, kt
United States	2,365	2,392	2,280	2,303	2,275
Non-U.S.	3,972	3,879	3,952	3,878	4,047
Total chemical prime product sales	6,337	6,271	6,232	6,181	6,322

EXXON MOBIL CORPORATION

1Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Supplemental Information (continued)

Average Realization Data	1Q12	4Q11	3Q11	2Q11	1Q11
United States
ExxonMobil
Crude ($/b)	105.68	102.63	95.58	105.27	92.55
Natural Gas ($/kcf)	2.74	3.44	4.14	4.20	3.99

Benchmarks
WTI ($/b)	102.99	94.07	89.70	102.44	93.98
ANS-WC ($/b)	118.31	110.36	111.74	115.41	102.53
Henry Hub ($/mbtu)	2.72	3.54	4.20	4.32	4.11

Non-U.S.
ExxonMobil
Crude ($/b)	114.27	106.10	107.32	112.05	100.75
Natural Gas ($/kcf)	9.44	9.18	8.28	8.31	8.17
European NG ($/kcf)	10.11	10.18	9.47	9.80	9.19

Benchmarks
Brent ($/b)	118.49	109.31	113.46	117.36	104.97

Capital and Exploration Expenditures, $M
Upstream
United States	2,422	2,414	2,172	4,075	2,080
Non-U.S.	5,657	6,589	5,580	5,361	4,820
Total	8,079	9,003	7,752	9,436	6,900
Downstream
United States	110	152	135	114	117
Non-U.S.	329	493	406	370	333
Total	439	645	541	484	450
Chemical
United States	74	93	76	65	56
Non-U.S.	239	235	245	287	393
Total	313	328	321	352	449
Other	3	43	6	34	22

Total Capital and Exploration Expenditures	8,834	10,019	8,620	10,306	7,821

Exploration Expense Charged to Income, $M
Consolidated - United States	103	88	68	49	63
- Non-U.S.	417	332	657	543	270
Non-consolidated - ExxonMobil share - United States	1	3	2	4	1
- Non-U.S.	6	9	1	2	1
Exploration Expenses Charged to Income Included Above	527	432	728	598	335

Effective Income Tax Rate, %	49%	47%	47%	45%	47%

Common Shares Outstanding (millions)
At quarter end	4,676	4,734	4,793	4,862	4,926
Average - assuming dilution	4,716	4,775	4,843	4,912	4,971

Total Cash, Cash Equivalent and Marketable Securities ($G)[1]	19.1	13.1	11.3	10.3	13.2

Total Debt ($G)[2]	15.7	17.0	16.8	16.5	15.9

Cash Flow from Operations and Asset Sales ($G)
Net cash provided by operating activities	19.3	10.7	14.9	12.9	16.9
Proceeds associated with asset sales	2.5	6.9	1.4	1.5	1.3
Cash flow from operations and asset sales	21.8	17.6	16.3	14.4	18.2

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the first quarter of 2012. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.
[1] Includes restricted cash of $0.5G in 1Q12, $0.4G in 4Q11, $0.2G in 3Q11, $0.2G in 2Q11, and $0.4G in 1Q11
[2] Excludes debt of $0.8 billion in 1Q12 classified as liabilities associated with assets held for sale

EXXON MOBIL CORPORATION

1Q12 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Earnings Factor Analysis, $M	1Q12 vs. 1Q11	1Q12 vs. 4Q11
Upstream
Prior Period	8,675	8,829
Realization	980	140
Volume/Mix	-850	100
Other	-1,000	-1,270
Current Period	7,802	7,802
Downstream
Prior Period	1,099	425
Margin	-40	840
Volume/Mix	210	-70
Other	320	390
Current Period	1,586	1,586
Chemical
Prior Period	1,516	543
Margin	-520	50
Volume/Mix	0	60
Other	-300	50
Current Period	701	701

Upstream Volume Factor Analysis, KOEBD
Prior Period	4,820	4,530
Entitlements	-149	-52
Quotas	12	0
Divestments	-72	-44
Net Growth	-58	119
Current Period	4,553	4,553

Sources and Uses of Funds ($G)	1Q12
Beginning Cash	13.1
Earnings	9.5
Depreciation	3.8
Working Capital / Other	6.0
Proceeds Associated with Asset Sales	2.5
Additions to PP&E	-7.8
Shareholder Distributions	-7.2
Additional Financing / Investing	-0.8
Ending Cash	19.1

Notes:
Earnings exclude special items, if applicable.
The 1Q12 beginning and ending balances include restricted cash of $0.4G and $0.5G, respectively.
The 1Q12 ending balance includes cash on deposit for potential asset sales.